Exhibit 10.26

EIGHTH LEASE AMENDMENT

THIS EIGHTH LEASE AMENDMENT (the “Amendment”) is executed this 28 day of January, 2014, by and between DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership, d/b/a Duke Realty of Indiana Limited Partnership (“Landlord”), and INTERFACE SECURITY SYSTEMS HOLDINGS, INC., a Delaware corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Interface Security Systems, L.L.C. (“Original Tenant”) entered into that certain Lease Agreement dated December 20, 2001, as amended March 18, 2002, March 26, 2009, April 21, 2010, June 28, 20)0, August 2, 2010, April 8, 2013 (the “Sixth Amendment”) and July 24, 2013 (the “Seventh Amendment”) (collectively, the “Lease”), whereby Original Tenant leased from Landlord certain premises consisting of approximately 43,440 square feet of space (the “Leased Premises”) (which consists of approximately 32,370 square feet defined as the “Current Premises” in the Seventh Amendment and approximately 11,070 square feet defined as the “Second Additional Space” in the Seventh Amendment) in a building commonly known as Corporate Center I, located at 3773 Corporate Center Drive, St. Louis, Missouri 63045; and

WHEREAS, Original Tenant assigned all of its right, title and interest in the Lease to Tenant pursuant to the terms of that Assignment and Assumption of Lease and Fifth Lease Amendment dated August 2, 2010; and

WHEREAS, Tenant has elected to amortize the Additional Allowance (as defined in paragraph 2(d) of Exhibit B-l of the Seventh Amendment) into the Monthly Rental Installments for the Second Additional Space; and

WHEREAS, Tenant has not yet completed their work within the Second Additional Space and desires to remain in the Temporary Space (as defined in the Sixth Amendment) beyond January 31, 2014; and

WHEREAS, Landlord and Tenant desire to amend certain provisions of the Lease to reflect such amortization, extension of Tenant’s occupancy of the Temporary Space and other changes to the Lease;

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained and each act performed hereunder by the parties, Landlord and Tenant hereby enter into this Amendment,

1.                                      Incorporation of Recitals.  The above recitals are hereby incorporated into this Amendment as if fully set forth herein.

2.                                      Amendment of Section 1.01.  Basic Lease Provisions and Definitions.  Commencing on the Second Additional Space Commencement Date (as defined in paragraph 2(a) of the Seventh Amendment), Section 1.01 of the Lease is hereby amended by deleting subsections D and E and substituting the following in lieu thereof:

*D.                             Minimum Annual Rent*:

Current Premises:

Second Additional Space

Commencement Date - December 31, 2014	$505,295.76 per year
January 1, 2015 - December 31, 2015	$514,683.00 per year
January 1, 2016 - December 31, 2016	$524,717.76 per year
January 1, 2017 - December 31, 2017	$534,752.40 per year
January 1, 2018 - December 31, 2018	$544,787.16 per year
January 1, 2019 - December 31, 2019	$555,145.56 per year
January 1, 2020 - December 31, 2020	$565,827.60 per year
January 1, 2021 - December 31, 2021	$565,827.60 per year
January 1, 2022 - December 31, 2022	$577,157.16 per year
January 1, 2023 - Expiration Date	$588,810.36 per year;

Second Additional Space:

Second Additional Space

Commencement Date - Year 1	$ 151,548.36 per year
Year 2	$ 154,426.56 per year
Year 3	$157,415.40 per year
Year 4	$160,404.36 per year
Year 5	$163,393.20 per year
Year 6	$166,492.80 per year
Year 7	$169,703.16 per year
Year 8	$172,913.40 per year
Year 9	$ 176,234.40 per year
Year 10 - Expiration Date	$ 179,666.16 per year.

E.                                     Monthly Rental Installments*:

Current Premises:

Second Additional Space

Commencement Date - December 31, 2014	$42,107.98 per month
January 1, 2015 - December 31, 2015	$42,890.25 per month
January 1, 2016 - December 31, 2016	$43,726.48 per month
January 1, 2017 - December 31, 2017	$44,562.70 per month
January 1, 2018 - December 31, 2018	$45,398.93 per month
January 1, 2019 - December 31, 2019	$46,262.13 per month
January 1, 2020 - December 31, 2020	$47,152.30 per month
January 1, 2021 - December 31, 2021	$47,152.30 per month
January 1, 2022 - December 31, 2022	$48,096.43 per month
January 1, 2023 – Expiration Date	$49,067.53 per month;

Second Additional Space:

Second Additional Space

Commencement Date - Year 1	$12,629.03 per month
Year 2	$12,868.88 per month
Year 3	$13,117.95 per month
Year 4	$13,367.03 per month
Year 5	$13,616.10 per month
Year 6	$13,874.40 per month
Year 7	$14,141.93 per month
Year 8	$14,409.45 per month
Year 9	$14,686.20 per month
Year 10 - Expiration Date	$14,972.18 per month.

*The parties acknowledge and agree that the Second Additional Space Commencement Date and the Expiration Date shall be stated in the Letter of Understanding (as defined in Exhibit E-l, attached to the Seventh Amendment).”

3.                                      Amendment of Section 16.19.  Temporary Space.  Section 16.19 of the Lease is hereby amended by deleting “January 31, 2014” in the first sentence and substituting “May 15, 2014”.

4.                                      Amendment of Exhibit B-l.  The parties hereby acknowledge and agree that the rights provided to Tenant in paragraph 2(d) of Exhibit B-l of the Lease have been exercised by Tenant and the Additional Allowance has been amortized into the Monthly Rental Installments for the Second Additional Space as set forth in paragraph 3 above.

5.                                      Broker.

(a)                                 Tenant represents and warrants that no other real estate broker or brokers were involved in the negotiation and execution of this Amendment on behalf of Tenant.  Tenant shall indemnify Landlord and hold it harmless from any and all liability for the breach of the foregoing representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto by reason of representing Tenant in the negotiation or execution of this Amendment.

(b)                                 Landlord represents and warrants that, except for Duke Realty Services, LLC, no other real estate broker or brokers were involved in the negotiation and execution of this Amendment on behalf of Landlord.  Landlord shall indemnify Tenant and hold it harmless from any and all liability for the breach of the foregoing representation and warranty on its part and shall pay any compensation to any other broker or person who may be deemed or held to be entitled thereto by reason of representing Landlord in the negotiation or execution of this Amendment.

6.                                      Representations and Warranties.

(a)                                 Tenant hereby represents and warrants that (i) Tenant is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Tenant is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Amendment on behalf of Tenant has been properly authorized to do so, and such execution and delivery shall bind Tenant to its terms.

(b)                                 Landlord hereby represents and warrants that (i) Landlord is duly organized, validly existing and in good standing (if applicable) in accordance with the laws of the State under which it was organized; (ii) Landlord is authorized to do business in the State where the Building is located; and (iii) the individual(s) executing and delivering this Amendment on behalf of Landlord has been properly authorized to do so, and such execution and delivery shall bind Landlord to its terms.

7.                                      Examination of Amendment.  Submission of this instrument for examination or signature to Tenant does not constitute a reservation or option, and it is not effective until execution by and delivery to both Landlord and Tenant.

8.                                      Definitions.  Except as otherwise provided herein, the capitalized terms used in this Amendment shall have the definitions set forth in the Lease.

9.                                      Incorporation.  This Amendment shall be incorporated into and made a part of the Lease, and all provisions of the Lease not expressly modified or amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed on the day and year first written above.

LANDLORD:

DUKE REALTY LIMITED PARTNERSHIP,
an Indiana limited partnership,
d/b/a Duke Realty of Indiana Limited Partnership

		By:	Duke Realty Corporation,
its general partner

Dated:	1/28/14	By:	/s/ Thomas R. Martin
Thomas R. Martin
Senior Vice President
St. Louis Group

TENANT:

INTERFACE SECURITY SYSTEMS HOLDINGS, INC., a Delaware corporation

Dated: January 10, 2014	By:	/s/ Kenneth W. Obermeyer

	Printed:	Kenneth W. Obermeyer

	Title:	CFO

STATE OF Missouri	)
	)	SS:
COUNTY OF St. Louis	)

Before me, a Notary Public in and for said County and State, personally appeared Kenneth W. Obermeyer, by me known and by me known to be the CFO of Interface Security Systems Holdings, Inc., a Delaware corporation, who acknowledged the execution of the foregoing “Eighth Lease Amendment” on behalf of said corporation.

WITNESS my hand and Notarial Seal this 10th day of January, 2014.

/s/ Nancy J. Carpenter
Notary Public

Nancy J. Carpenter
Printed Signature

My Commission Expires: 9-19-2017

My County of Residence: St. Louis